UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2009

____________________

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 452-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

    (a) Dismissal of Previous Independent Registered Public Accounting Firm

On May 27, 2009, the Audit Committee (the “Audit Committee”) of the Board of Directors of Taleo Corporation (the “Company”) decided to dismiss Deloitte & Touche LLP (“D&T”), the independent registered public accounting firm previously engaged to audit the Company’s consolidated financial statements, effective immediately.  The Audit Committee participated in and approved the decision to dismiss D&T.

The reports of D&T on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as stated in the following paragraph.

D&T’s audit report on the consolidated financial statements of the Company as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, contained separate paragraphs relating to the adoption of Financial Accounting Standard Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB No. and the restatement of the 2007 and 2006 consolidated financial statements.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2008, and during the subsequent interim period through May 27, 2009, there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in its report.

There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2007 and 2008, or during the subsequent interim period through May 27, 2009, except for the existence of the following material weaknesses in internal control over financial reporting as of September 30, 2008 and March 31, 2007:

  As discussed in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, in connection with the Company’s review of its revenue recognition practices, the Company identified certain control deficiencies relating to the application of applicable accounting literature related to revenue recognition.  These deficiencies constituted a material weakness in internal control over financial reporting as of September 30, 2008, which led to items requiring correction in the Company’s historical financial statements and the Company’s conclusion to restate certain previously issued financial statements to correct those items.  Specifically, the control deficiencies related to the Company’s failure to correctly interpret Emerging Issues Task Force Issue No. 00-21, Revenue Arrangements with Multiple Element Deliverables, in determining the proper accounting treatment when application and consulting services are sold together.  During the fourth quarter of 2008, the Company took the steps to remediate the material weakness and, as a result of the remediation steps taken, the Company concluded it had remediated the material weakness as of December 31, 2008.

  As discussed in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, a certain control deficiency was identified in connection with a material adjustment which affected cash, accounts receivable and cash flows from operations. This deficiency constituted a material weakness in internal control over financial reporting as of March 31, 2007. During the quarter ended June 30, 2007, the Company took the steps to remediate the material weakness and, as a result of the remediation steps taken, the Company concluded it had remediated the material weakness as of June 30, 2007.
The Company has authorized D&T to respond fully to the inquiries of the successor independent registered public accounting firm concerning these material weaknesses.

The Company provided D&T a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested D&T to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above.  A copy of that letter is attached hereto as Exhibit 16.1.

    (b) Engagement of New Independent Registered Public Accounting Firm

On May 28, 2009, the Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s registered independent public accounting firm, effective immediately.  The Audit Committee participated in and approved the decision to engage PwC.

During the Company’s two most recent fiscal years ended December 31, 2007 and 2008 and through May 27, 2009, neither the Company nor anyone acting on its behalf consulted with PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s Annual Meeting of Stockholders held on May 28, 2009, the Company’s stockholders approved the new 2009 Equity Incentive Plan (the (“2009 Plan”). The 2009 Plan permits the grant of stock options (nonstatutory and incentive), stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units, and other stock or cash awards to employees, directors and consultants.  5,200,000 shares of the Company’s Class A common stock have been reserved for issuance under the 2009 Plan, plus any shares subject to stock options or other awards granted under the Company’s 1999 Stock Plan, 2004 Stock Plan and 2005 Stock Plan (collectively, the “Previous Plans”) that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the Previous Plans that are forfeited to or repurchased by Taleo (up to a maximum of 3,583,643 additional shares).  The 2009 Plan will remain in effect until 2019, unless terminated earlier.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated as of June 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ Katy Murray
Katy Murray Executive Vice President and Chief Financial Officer

Date:  June 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated as of June 1, 2009.